Exhibit 10.21

AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT is entered into as of the 15th day of December, 2011, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and BRIAN L. ROBERTS (“Employee”).

BACKGROUND

WHEREAS, the parties entered into an Employment Agreement dated as of January 1, 2005, as amended (the “Agreement”), that sets forth the terms and conditions of Employee’s employment with the Company, and

WHEREAS, the parties desire to further amend the Agreement on the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Subparagraph 5(b) of the Agreement is hereby amended to add the following year and amount thereto: “Year – 2012; Amount – $3,307,500.”

2. Except as modified hereby, the Agreement shall continue unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first-above written.

COMCAST CORPORATION

By:	/s/ Arthur R. Block

EMPLOYEE:

/s/ Brian L. Roberts
Brian L. Roberts